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     STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE--MODIFIED NET
              AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

1.    BASIC PROVISIONS ("BASIC PROVISIONS"):

      1.1 PARTIES: This Lease ("Lease"), dated for reference purposes only, January 27, 1998, is made by and between BRS - Campo Investment Company LP, a California limited partnership ("Lessor") and Javelin Systems, Inc., a
Delaware corporation ("Lessee"), (collectively, the "Parties," or individually a "Party").

      1.2(a) PREMISES: That certain portion of the Building, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 17891 Cartwright Avenue, located in the City of Irvine, County of Orange, State of California, with zip code 92714, as outlined on Exhibit A attached hereto ("Premises"). The "Building" is that certain building containing the Premises and generally described as (describe briefly the nature of the Building): An approximate 29,184 square foot freestanding corporate headquarters building, part of a larger complex. In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building of to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center." (Also see Paragraph 2.)

      1.2(b) PARKING: 54% of the existing parking as unreserved vehicle parking spaces ("Unreserved Parking Spaces"); See also paragraph 58 of the Addendum.

      1.3 TERM: 5 years and 0 months ("Original Term") commencing upon substantial completion of tenant ("Commencement Date") and ending sixty months after ("Expiration Date"). (Also see Paragraph 3.) improvements with a target commencement date.

      1.4 EARLY POSSESSION: N/A ("Early Possession Date"). (Also see Paragraphs 3.2 and 3.3.) of March 15, 1998.

      1.5 BASE RENT: $23,347.20 per month ("Base Rent"), payable on the 1st day of each month commencing on the second month*. (Also see Paragraph 4)* of occupancy.

/X/   If this box is checked, this Lease provides for the Base Rent to be adjusted per Addendum 1, attached hereto.

      1.6(a) BASE RENT PAID UPON EXECUTION: $23,347.20 as Base Rent for the first month of occupancy.

      1.6(b) LESSEE'S SHARE OF COMMON AREA OPERATING EXPENSES: fifty-four percent (54%) ("Lessee's Share") as determined by

/X/   pro rata square footage of the Premises as compared to the total square footage of the Building or / / other criteria as described in Addendum____.

      1.7 SECURITY DEPOSIT: $26,277.48 ("SECURITY DEPOSIT"). (Also see Paragraph 5.)

      1.8 PERMITTED USE: General office, assembly, light manufacturing, warehousing and distribution of touch screen computers, and all related uses. ("Permitted Use"). (Also see Paragraph 6.)

      1.9     INSURING PARTY. Lessor is the "Insuring Party." (Also see
Paragraph 8.)

      1.10(a) REAL ESTATE BROKERS. The following real estate broker(s (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

/X/   John Griffin of Voit Commercial represents Lessor exclusively
("Lessor/s Broker");

/X/   Bill Rauth of Grubb & Ellis represents Lessee exclusively ("Lessee's
Broker"); or

/ /   _____________________ represents both Lessor and Lessee ("Dual
Agency"). (Also see Paragraph 15.)

      1.10(b) PAYMENT TO BROKERS. Upon the execution of this Lease by both Parties, Lessor shall pay to said Broker(s) jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Broker(s) for brokerage services rendered by said Broker(s) in connection with this transaction.

      1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by N/A ("Guarantor"). (Also see Paragraph 37.)

      1.12 ADDENDA AND EXHIBITS. Attached hereto is an Addendum or Addenda consisting of Paragraphs 50 through 60, and Exhibits A through C, all of which constitute a part of this Lease.

2.    PREMISES, PARKING AND COMMON AREAS.

      2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

      2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

      2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants that any improvements (other than those constructed by Lessee or at Lessee's direction) on or in the Premises which have been constructed or installed by Lessor or with Lessor's consent or at Lessor's direction shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date. Said warranties shall not apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a), made or to be made by Lessee. If the Premises do not comply with said warranties, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee given within six (6) months following the Commencement Date and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph 1.8 is permitted for the Premises under Applicable Laws (as defined in Paragraph 2.4).

      2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Broker(s) to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, "Applicable Laws") and the present and future suitability of the Premises for Lessee's intended use; (b) that Lessee has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warrants with respect to said matters other than as set forth in this Lease.

      2.5 LESSEE AS PRIOR OWNER/OCCUPANT. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any noncompliance of the Premises with said warranties.


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                            MULTI-TENANT -- MODIFIED NET

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     2.6  VEHICLE PARKING. Lessee shall be entitled to use the number of
Unreserved Parking Spaces and Reserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by Lessor. (Also see Paragraph 2.9.)

          (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

          (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

          (c) Lessor shall at the Commencement Date of this Lease, provide the parking facilities required by Applicable Law.

     2.7 COMMON AREAS - DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

     2.8 COMMON AREAS - LESSEE'S RIGHTS. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, customers, contractors and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

     2.9 COMMON AREAS - RULES AND REGULATIONS. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other Lessees of the Industrial Center.

     2.10 COMMON AREAS - CHANGES. So long as Lessee's use and enjoyment of the Premises is not unreasonably disturbed, Lessor shall have the right, in Lessor's sole discretion, from time to time:

          (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

          (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

          (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas;

          (d)  To add additional buildings and improvements to the Common
Areas;

          (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

          (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3.   TERM.

     3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

     3.2 EARLY POSSESSION. If an Early Possession Date is specified in Paragraph 1.4 and if Lessee totally or partially occupies the Premises after the Early Possession Date but prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early occupancy. All other terms of this Lease, however, (including but not limited to the obligations to pay Lessee's Share of Common Area Operating Expenses and to carry the insurance required by Paragraph 8) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

     3.3 DELAY IN POSSESSION. If for any reason Lessor cannot deliver possession of the Premises to Lessee by the Early Possession Date, if one is specified in Paragraph 1.4, or if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within thirty (30) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days after the end of said thirty (30) day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. Except as may be otherwise provided, and regardless of when the Original Term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to the period during which the Lessee would have otherwise enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4.  RENT

     4.1 BASE RENT. Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and changes for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address state herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

     4.2 COMMON AREA OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.5(b)) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

          (a) "Common Area Operating Expenses" are defined, for purposes of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Industrial Center, including, but not limited to, the following:

               (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                      (aa) The Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences, and gates, elevators and roof.

                      (bb)  Exterior signs and any tenant directories.

                      (cc)  Fire detection and sprinkler systems.

               (ii) The cost of water, gas, electricity and telephone to service the Common Areas.

               (iii) Trash disposal, property management and security services and the costs of any routine environmental inspections.

               (iv)   Reserves set aside for maintenance and repair of Common
Areas.

               (v) Real Property Taxes (as defined in Paragraph 10.2) to be paid by Lessor for the Building and the Common Areas under Paragraph 10 hereof.

               (vi) The cost of the premiums for the insurance policies maintained by Lessor under Paragraph 8 hereof.

               (vii) Any deductible portion of an insured loss concerning the Building or the Common Areas.

               (viii) Any other services to be provided by Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense.

          (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Industrial Center.

          (c) The inclusion of the Improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

          (d) Lessee's Share of Common Area Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each 12-month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within days (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this Paragraph 4.2(d) during said preceding year exceed


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Lessee's Share as indicated on said statement, Lessee shall be credited the amount of such over-payment against Lessee's Share of Common Area Operating Expenses next becoming due. If Lessee's payments under this Paragraph 4.2(d) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement. Lessee shall have the right to review the Common Area Operating Expenses per Paragraph 60 of the Addendum.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon Lessee's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including reasonable attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten
(10) days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Lessee under this Lease.

6.    USE.

      6.1     PERMITTED USE.

              (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

              (b) Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of Lessee, its assignees and subtenants, for a modification of said Permitted Use, so long as the same will not impair the structural integrity of the improvements on the Premises or in the Building or the mechanical or electrical systems therein, does not conflict with uses by other lessees, is not significantly more burdensome to the Premises or the Building and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days after such request give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

      6.2    HAZARDOUS SUBSTANCES.

             (a) REPORTABLE USES REQUIRE CONSENT. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either; (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

              (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises of the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

              (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

      6.3 LESSEE'S COMPLIANCE WITH REQUIREMENTS. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Requirements," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene , (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five
(5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements.

7.    MAINTENANCE, REPAIRS, UTILITY INSTALLATIONS, TRADE FIXTURES AND
      ALTERATIONS.

      7.1     LESSEE'S OBLIGATIONS.

              (a)  Subject to the provisions of Paragraphs 2.2 (Condition),
2.3 (Compliance with Covenants, Restrictions and Building Code), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every party thereof in good order, condition and repair, including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

              (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilating systems, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

              (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1 Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph 13.2 below.

      7.2     LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraph
2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building
Code). 4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 1.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke detection systems and equipment, fire hydrants, parking, etc.


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walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Building, Industrial Center or Common Areas in good order, condition and repair.

     7.3  UTILITY INSTALLATIONS, TRADE FIXTURES, ALTERATIONS.

          (A) DEFINITIONS; CONSENT REQUIRED. The term "Utility Installations" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machines and equipment which can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "Lessee-Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without Lessor's consent but upon notice to Lessor, so long as they are not visible from the outside of the Premises, do not involve puncturing, relocating or removing the roof or any existing walls, or changing or interfering with the fire sprinkler or fire detection systems and the cumulative cost thereof during the term of this Lease as extended does not exceed $2,500.00.

          (B) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $2,500.00 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation.

          (C) LIEN PROTECTION. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

     7.4  OWNERSHIP, REMOVAL, SURRENDER, AND RESTORATION.

          (A) OWNERSHIP. Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee-Owned Alterations and Utility Installations. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the premises and be surrendered with the Premises by Lessee.

          (B) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor.

          (C) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or groundwater contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the premises per this Lease.

8.  INSURANCE, INDEMNITY.

     8.1 PAYMENT OF PREMIUMS. The cost of premiums for the insurance policies maintained by Lessor under this Paragraph 8 shall be a Common Area Operating Expense pursuant to Paragraph 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

     8.2  LIABILITY INSURANCE.

          (A) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "Insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

          (B) CARRIED BY LESSOR. Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

     8.3  PROPERTY INSURANCE-BUILDING, IMPROVEMENTS AND RENTAL VALUE.

          (A) BUILDING AND IMPROVEMENTS. Lessor shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. If the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

          (B) RENTAL VALUE. Lessor shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including all Real Property Taxes, insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall include any deductible amount in the event of such loss.

          (C) ADJACENT PREMISES. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Industrial Center if said increase is directly and proximately caused by Lessee's acts, omissions, use or occupancy of the Premises.

          (D) LESSEE'S IMPROVEMENTS. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

     8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000.00 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

     8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which invalidates the insurance policies referred to in this Paragraph 8. Lessee shall cause to


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be delivered to Lessor, within seven (7) days after the earlier of the
Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge its cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

      8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogration that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

      8.7 INDEMNITY. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, reasonable attorneys' and consultants' fees, expenses and/or liabilities directly and principally arising out of the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee, upon notice from Lessor, shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense.

     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leaking, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.    DAMAGE OR DESTRUCTION.

      9.1     DEFINITIONS.

              (a) "Premises Partial Damage" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost (as defined in sub-paragraph 9.1(d)) of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

              (b) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building, the cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

              (c) "Insured Loss" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

              (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

              (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

      9.2 PREMISES PARTIAL DAMAGE - INSURED LOSS. If Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that there is a shortage of insurance proceeds and such shortage is due to the fact that, by reason of the unique nature of the improvements in the Premises, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) days period, Lessor shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and if Lessor does not so elect to restore and repair, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than this Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

      9.3 PARTIAL DAMAGE - UNINSURED LOSS. If Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor, may at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty
(30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within (30) days following such commitment from Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

      9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 9.7, or as specified in Paragraph 8.6

      9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

      9.6     ABATEMENT OF RENT; LESSEE'S REMEDIES.

              (a) In the event of (i) Premises Partial Damage or (ii) Hazardous Substance Condition for which Lessee is not legally responsible, the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not in excess of proceeds from insurance required to be carried under Paragraph 8.3(b). Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation or restoration.

              (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty
(60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph 9.6 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first. *Notwithstanding any provisions contained above,if Landlord has not restored or repaired the Premises within one hundred eighty (180) days from the date of receipt of insurance proceeds, Lessee may terminate this lease with thirty
(30) days written notice to Lessor.

      9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make an investigation and remediation thereof required by Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under



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Paragraph 6.2(c) and Paragraph 13). Lessor may, at Lessor's option, either
(i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the excess costs of (a) investigation and remediation of such Hazardous Substance Condition to the extent required by Applicable Requirements, over (b) an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following said commitment by Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

      9.8 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

      9.9 WAIVER OF STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

10.   REAL PROPERTY TAXES.

      10.1 PAYMENT OF TAXES. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Industrial Center, and except as otherwise provided in Paragraph 10.3, any such amounts shall be included in the calculation of Common Area Operating Expenses in accordance with the provision of Paragraph 4.2

      10.2 REAL PROPERTY TAX DEFINITION. As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary,and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Industrial Center or in the improvement thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

      10.3 ADDITIONAL IMPROVEMENTS. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.1 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

      10.4 JOINT ASSESSMENT. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

      10.5 LESSEE'S PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d).

12.   ASSIGNMENT AND SUBLETTING.

      12.1    LESSOR'S CONSENT REQUIRED.

              (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under the subject to the terms of Paragraph 36, except to any wholly-owned or controlled subsidiary, parent, or affiliated corporation of Lessee who has the same or better net worth.

              (b) A change in the control or Lessee shall constitute an assignment requiring Lessor's consent. The transfer of fifty (50) percent or more of the voting control of Lessee shall constitute a change in control for this purpose.

              (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of full execution and delivery of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "Net Worth of Lessee" for purposes of this Lease shall be the net worth of Lessee (excluding any Guarantors) established under generally accepted accounting principles consistently applied.

              (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's reasonable option, be a Default curable after notice per Paragraph 13.1, or a non-curable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a non-curable Breach, Lessor shall have the right to either; (i) terminate this Lease, or (ii) upon thirty (30) days' written notice ("Lessor's Notice"), increase the monthly Base Rent for the Premises to the greater of the then fair market rental value of the Premises, as reasonably determined by Lessor, or one hundred ten percent (110%) of the Base Rent then in effect. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credit against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value as reasonably determined by Lessor (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition) or one hundred ten percent (110%) of the price previously in effect, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new rental bears to the Base Rent in effect immediately prior to the adjustment specified in Lessor's Notice.

              (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

      12.2    TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

              (a) Regardless of Lessor's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease,
(ii) release Lessee of any obligations hereunder, nor (iii) after the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

              (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

              (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or substituting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

              (d) In the event of any Default or Breach of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any sublease, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

              (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1,000.00 or ten percent
(10%) of the monthly Base Rent applicable to the portion of the Premises which is the subject of the proposed assignment or sublease, whichever is greater, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

              (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

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          (g)  The occurrence of a transaction described in Paragraph 12.2(c)
shall give Lessor the right (but not the obligation) to require that the Security Deposit be increased by an amount equal to three (3) times the then monthly Base Rent, and Lessor may make the actual receipt by Lessor of the Security Deposit increase a condition to Lessor's consent to such transaction.

          (h) Lessor, as a condition to giving its consent to any assignment or subletting, may require that the amount and adjustment schedule of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment schedule for property similar to the Premises as then constituted, as determined by Lessor.

    12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

          (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

          (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from time to time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

          (c) Any matter or thing requiring the consent of the sublessor shall require the consent of Lessor herein.

          (d) No sublessee under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

          (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.  DEFAULT; BREACH; REMEDIES.

    13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said default. A "Default" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraph 13.2 and/or 13.3:

          (a)  (Intentionally omitted.)

          (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of ten (10) days following written notice thereof by or on behalf of Lessor to Lessee.

          (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

          (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1(a), (b) or (c) above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (e) The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code
Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days);
(iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located in the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

          (f) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was materially false.

          (g) If the performance of Lessee's obligations under this Lease is guaranteed; (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurance of security which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

    13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may, at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraph 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required under sub-paragraph 13.1(b), (c) or (d). In such case, the applicable notice for grace period purposes required under subparagraph 13.1 (b), (c) or (d). In such case, the applicable grace period under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said stature.

          (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

          (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

          (d) The expiration of termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

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      13.3    INDUCEMENT RECAPTURE IN EVENT OF BREACH.  Any agreement by
Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions" shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach (as defined in Paragraph 13.1) of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor, as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph 13.3 shall not be deemed a waiver by Lessor of the provisions of this Paragraph 13.3 unless specifically so stated in writing by Lessor at the time of such acceptance.

      13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges with may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

      13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs, if more than ten percent (10%) of the floor area of the Premises, or more than twenty-five (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's Share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.   BROKERS' FEES.

      15.1 PROCURING CAUSE. The Broker(s) named in Paragraph 1.10 is/are the procuring cause of this Lease.

      15.2 ADDITIONAL TERMS. Unless Lessor and Broker(s) have otherwise agreed in writing, Lessor agrees that: (a) if Lessee exercises any Option (as defined in Paragraph 39.1) granted under this Lease or any Option subsequently granted, or (b) if Lessee acquires any rights to the Premises or other premises in which Lessor has an interest, or (c) if Lessee remains in possession of the Premises with the consent of Lessor after the expiration of the term of this Lease after having failed to exercise an Option, or (d) if said Brokers are the procuring cause of any other lease or sale entered into between the Parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, or (e) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then as to any of said transactions, Lessor shall pay said Broker(s) a fee in accordance with the schedule of said Broker(s) in effect at the time of the execution of this Lease.

      15.3 ASSUMPTION OF OBLIGATIONS. Any buyer or transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Each Broker shall be an intended third party beneficiary of the provisions of Paragraph 1.10 and of this Paragraph 15 to the extent of its interest in any commission arising from this Lease and may enforce that right directly against Lessor and its successors.

      15.4 REPRESENTATIONS AND WARRANTIES. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder other than as named in Paragraph 1.10(a) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.


16.   TENANCY AND FINANCIAL STATEMENTS.

      16.1 TENANCY STATEMENT. Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in a form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

      16.2 FINANCIAL STATEMENT. If Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four percent (4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.4

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior to contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lessee and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. Each Broker shall be an intended third party beneficiary of the provisions of this Paragraph 22.

23.   NOTICES.

      23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

      23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given forty-eight (48) hours after the same is addressed as required therein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given

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twenty-four (24) hours after delivery of the same to the United States Postal
Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail, if notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to one hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the state in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.   SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

      30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

      30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not:
(i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor,or (iii) be bound by prepayment of more than one month's rent.

      30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

      30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEYS' FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereinafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Lessor shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach. Broker(s) shall be intended third party beneficiaries of this Paragraph 31.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the exterior of the Premises or the Building, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations).

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination of cancellation, have the option to continue any one or all of any existing substances. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.   CONSENTS.

              (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants'
fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting, or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. In addition to the deposit described in Paragraph 12.2(e), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessees' request. Any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of the Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

              (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.   GUARANTOR.

      37.1 FORM OF GUARANTY. If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease, including but not limited to the obligation to provide the Tenancy Statement and information required in Paragraph 16.

      37.2 ADDITIONAL OBLIGATIONS OF GUARANTORS. It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give; (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.


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38.  QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39.  OPTIONS.

    39.1 DEFINITION. As used in this Lease, the word "Option" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

    39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

    39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

    39.4  EFFECT OF DEFAULT ON OPTIONS.

          (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Options to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during the twelve (12) month period immediately preceding the exercise of the Option, whether or not the Defaults are cured.

          (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

          (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease: (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. RULES AND REGULATIONS. Lessee agrees that it will abide by, and keep and observe all reasonable rules and regulations ("Rules and Regulations") which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by either Lessor or Lessee or Lessor's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.




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LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM
AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

       IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR YOUR ATTORNEYS REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.


The Parties hereto have executed this Lease at the place and on the dates specified above to their respective signatures.

Executed at:                               Executed at:
            ---------------------------                 -----------------------
on:                                        on: March 4, 1998
   ------------------------------------        --------------------------------

BY LESSOR:                                 BY LESSEE:

 BRS - Campo Investment Company LP,          Javelin Systems, Inc.
---------------------------------------    ------------------------------------
 a California limited partnership             a Delaware corporation
---------------------------------------    ------------------------------------
By: Blackpoint Investment Corp.            By: /s/ Horace Hertz
    -----------------------------------        --------------------------------
Name Printed:                              Named Printed: HORACE HERTZ
    -----------------------------------        --------------------------------
Title: Its General Partner                 Title: CFO
    -----------------------------------        --------------------------------
By: /s/  Marc R. Brutten                   By:
    -----------------------------------        --------------------------------
Name Printed: MARC R. BRUTTEN              Named Printed:
    -----------------------------------        --------------------------------
Title: President                           Title:
    -----------------------------------        --------------------------------
Address: 4660 La Jolla Village Dr. #800    Address:
    -----------------------------------        --------------------------------
     San Diego, CA 92122
    -----------------------------------        --------------------------------
Telephone: (619) 678-8500                  Telephone:
    -----------------------------------        --------------------------------
Facsimile: (619) 678-8504                  Facsimile:
    -----------------------------------        --------------------------------

BROKER: VOIT COMMERCIAL BROKERAGE          BROKER: GRUBB & ELLIS

Executed at:                               Executed at:
---------------------------------------    -----------------------------------
on:                                        on:
---------------------------------------    -----------------------------------

---------------------------------------    -----------------------------------

---------------------------------------    -----------------------------------
By:   /s/ John D. Griffin                  By:
    -----------------------------------       --------------------------------
Name Printed: JOHN D. GRIFFIN              Named Printed: Bill Rauth
    -----------------------------------       --------------------------------
Title: Senior Vice President               Title:
    -----------------------------------       --------------------------------
Address: 18500 Von Karman Avenue           Address: 4000 MacArthur Boulevard
    -----------------------------------       --------------------------------
       Suite 150                               Suite 1500
    -----------------------------------       --------------------------------
       Irvine, CA 92612                        Newport Beach, CA 92660
    -----------------------------------       --------------------------------
Telephone: 714/851-5100                    Telephone: 714/833-2900
    -----------------------------------       --------------------------------
Facsimile: 714/261-9092                    Facsimile: 714/833-8037
    -----------------------------------       --------------------------------


      NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Please Write or call us to make sure that you are utilizing the most current form. We can be reached at the American Industrial Real Estate Association, 700 South Flower, Suite 600, Los Angeles, CA 90017.
(213) 687-8777 Fax (213) 687-8616


-C- 1993 by American Industrial Real Estate Association. All rights reserved. No part of these words may be reproduced in any form without permission in writing.


                                     -11-
MULTI-TENANT--MODIFIED NET
-C- American Industrial Real Estate Association 1993

                      17891 CARTWRIGHT ADDENDUM TO LEASE

This Addendum to Lease ("Addendum") is made to the Lease dated as of January 27, 1998 ("Lease"), by and between BRS-Campo Investment Company LP, a California Limited Partnership ("Lessor") and Javelin Systems, Inc., a Delaware corporation ("Lessee").

Lessor and Lessee hereby agree that notwithstanding anything contained in the Lease to the contrary, the provisions set forth below shall be deemed to be a part of the Lease and shall supersede, to the extent appropriate, any contrary provision in the Lease. All references in the Lease and in this Addendum to "Lease" shall be construed to mean the Lease as amended and supplemented by this Addendum. All capitalized terms used in the Addendum unless specifically defined in this Addendum shall have the same meaning as the terms used in the Lease.

50.  BASE RENT:

     Lessee shall pay to Lessor as Base Rent for the Premises, monthly payments as follows:

     Months 1 through 12 of the Initial Term:          $23,347.20 per month, NNN
     Months 13 through 24 of the Initial Term:         $24,047.62 per month, NNN
     Months 25 through 36 of the Initial Term:         $24,769.04 per month, NNN
     Months 37 through 48 of the Initial Term:         $25,512.12 per month, NNN
     Months 49 through 60 of the Initial Term:         $26,277.48 per month, NNN

     (a) Lessor and Lessee acknowledge that the Base Rent set forth in Paragraph (1. Base Rent) shall be the monthly fixed Base Rent paid by Lessee to Lessor pursuant to the terms of this Lease for the Initial Term hereof. For purposes hereof "Base Rent" shall mean the monthly fixed payment of rent. The term "rent" shall mean Base Rent plus Lessee's Share of Common Area Operating Expenses, taxes, insurance and all other amounts to be paid by Lessee pursuant to the terms of this Lease.

51.  CONDITION: The following shall be added to Article 2.2 of the Lease:
     Post-commencement Date compliance with ADA and other applicable regulatory requirements is the responsibility of Lessee.

52. HAZARDOUS SUBSTANCES: Article 6.2 of the Lease shall be deemed deleted and the following shall be deemed inserted in place thereof:

     6.2 (a) ENVIRONMENTAL QUESTIONNAIRE: Disclosure. Prior to the execution of this Lease, Lessee shall complete, execute and deliver to Lessor an Environmental Questionnaire and Disclosure Statement (the "Environmental Questionnaire") in the form of Exhibit "C", and Lessee shall certify to Lessor all information contained in the Environmental Questionnaire as true and correct to the best of Lessee's knowledge and belief. The completed Environmental Questionnaire shall be deemed incorporated into this Lease for all purposes, and Lessor shall be entitled to rely fully on the information contained therein. On each anniversary of the Commencement Date (each such date is hereinafter referred to as a "Disclosure Date"), until and including the first Disclosure Date occurring after the expiration or sooner termination of this Lease, Lessee shall disclose to Lessor upon request, in writing the names and amounts of all Hazardous Substances, or any combination thereof, which were stored, generated, used or disposed of on, under or about the Premises for the 12-month period prior to and after each Disclosure Date, or which Lessee intends to store, generate, use or dispose of on, under or about the Premises. At Lessor's option, Lessee's disclosure obligations under this paragraph 6.2 (a) shall include a requirement that Lessee annually update, execute and deliver to Lessor the Environmental Questionnaire, as the same may be modified by Lessor from time to time.

     6.2 (b) HAZARDOUS SUBSTANCES.

     1. The term "Hazardous Substance(s)" as used in the Lease, is defined as follows: Any element, compound, mixture, solution, particle or substance, which presents danger or potential danger for damage or injury to health, welfare or to the environment including but not limited to:

          (a) Except normal janitorial and/or cleaning solutions, those substances which are inherently or potentially radioactive, explosive, ignitable, corrosive, reactive, carcinogenic or toxic; and

          (b) Those substances which have been recognized as dangerous or potentially dangerous to health, welfare or to the environment by an federal, municipal, state, county or other governmental or quasi-governmental authority and/or any department or agency thereof.

     2. Tenant represents and warrants to Landlord that at all times during the term of this Lease and any extensions or renewals thereof, Tenant shall:

          (a) Obtain Lessor's prior written consent, which consent shall be granted or withheld in Lessor's sole discretion, to the manufacturing, processing, distributing, using, producing, treating, storing, (above or below ground level), disposing of, or allowing to be present (the "Presence") of any Hazardous Substance in or about the Premises. In connection with each such consent requested by Lessee, Lessee shall submit to Lessor a description, including the composition, quantity and all other information requested by Lessor concerning the proposed Presence of any Hazardous Substance. Lessor's consent to the Presence of any Hazardous Substance may be deemed given only by inclusion of a description of the composition and quantity of the proposed Hazardous Substance which Lessor has agreed to the Presence thereof shall be deemed to be an Allowed Substance for purposes of this Article. All Hazardous Substances described on the Environment Questionnaire and Disclosure Statement attached hereto as Exhibit "C" are deemed to be Allowed Substances. Lessor's consent to the Presence of any Hazardous Substance at any time during the Lease term or any renewal thereof shall not waive the requirement of obtaining Lessor's consent to the subsequent Presence of any other, or increased quantities of any Hazardous Substance, such consent shall be deemed given only by amendment of Exhibit "C" to this Lease;

          (b) Refrain from (and prohibit others from) allowing, on and after the Commencement Date, the Presence of any Hazardous Substances in or about the Premises which is not an Allowed Substance;

          (c) Promptly comply at Lessee's own cost and expense with all laws, order, rules, regulations, certificates or occupancy, or other requirements, as the same now exist or hereafter may be enacted, amended, or promulgated, of any federal, state, county, municipal, or other governmental or quasi-governmental authorities and/or any department or agency thereof relating to the Presence of Hazardous Substances in or about the Premises, whether or not such substances are Allowed Substances, which Presence of Hazardous Substances arose on or after the Commencement Date.

          (d) At all times conduct, or caused to be conducted, maintenance on the HVAC system equipment at the Premises in accordance with the requirements of all applicable federal, state, and local laws and regulations. In the event of leak or other contamination of any Hazardous Substance from the HVAC system, Lessee shall promptly repair such leak or other source of contamination from the HVAC system in accordance with the requirements of such federal, state and local laws and regulations, and in the time period required thereby.

          (e) Indemnify and hold Lessor, its agents and employees, harmless from any and all demands, claims, causes of action, penalties, liabilities, judgments, damages (including consequential damages) and expenses including without limitation, court costs and reasonable attorney's fees incurred by Lessor as a result of (a) Lessee's failure or delay in complying with the provisions of sections 2 (a) and (b), above; (b) Lessee's failure or delay in complying properly with such law, order, rule, regulation, certificate of occupancy or other requirement referred to in subsections 2 (c) and (d), above; or (c) any adverse effect which results from the presence of any Hazardous Substance which is an Allowed Substance. If any action or proceeding is brought against Lessor, Lessor's agents or employees by reason of any such claim, Lessee, upon notice from Lessor, will defend such claim at Lessee's expense with counsel satisfactory to Lessor. This indemnification by Lessee of Lessor shall survive the termination of the Lease;

          (f) Promptly disclose to Lessor by delivering, in the manner prescribed for delivery of notice in the Lease, a copy of any forms, submissions, notices, reports or other written documentation (Communications) relating to the presence of any Hazardous Substance in or about the Premises, whether such Communications are delivered to Lessee or are requested of Lessee by any federal municipal, state, county or other government or quasi-government authority and/or any department or agency thereof;

          (g) Notwithstanding any other provisions of this Lease, (1) allow Lessor, and Lessor's Agents, access and the right to enter and inspect the Premises for the presence of any Hazardous Substance, whether or not such Hazardous Substance is an Allowed Substance, at any time deemed reasonable by Lessor, without prior notice to Lessee, and (2) in the event a release of Hazardous Substances occurs on or affects the Premises, Lessee shall permit Lessor or Lessor's Agents to enter the Premises at any time, without prior notice, to inspect, monitor, take emergency or long term remedial action, discharge Lessee's obligations hereunder if Lessee has failed to do so, or take any other action to restore the Premises to its original condition.

          (h) Compliance by lessee with any provision of this Article 6.2 shall not be deemed a waiver of any other provision hereof. Without limiting the foregoing, Lessor's consent to the presence of any Hazardous Substance shall not relieve Lessee of its indemnity obligations under the terms of this Article 6.2.

53. PROPERTY INSURANCE BUILDING, IMPROVEMENTS AND RENTAL VALUE: Article 8.3 (a) -Lessor's policy or policies shall insure against the perils of flood and earthquake, at Lessor's option.

54. INDEMNITY. The first sentence of Article 8.7 of the Lease shall be modified as follows: insert gross before negligence.

55. SIGNAGE: Lessor agrees that, for so long as Javelin Systems, Inc. leases and occupies more that 25,000 rentable square feet of the Premises, Javelin Systems, Inc. may place its name on the monument identified on the attached EXHIBIT D. Javelin Systems, Inc. shall be entitle to utilize a specific sign panel area (as designated by Lessor) within the monument sign. All costs associated with Javelin Systems, Inc.'s contemplated sign panels with the proposed monument sign as well as the maintenance of same shall be paid for solely by Javelin Systems, Inc. The exact copy, color and size of the proposed sign panel within said monument sign shall be previously approved by Lessor in writing (and any other applicable authorities).

56. LIMITATION ON LESSOR'S LIABILITY: Notwithstanding any provisions to the contrary set forth in this Lease, Lessor shall not in any event or at any time be personally liable for the payment or performance of any obligation required or permitted of Lessor pursuant to this Lease or in any document executed in connection herewith. In the event of any breach or default by Lessor under this Lease or any such document, the sole recourse of lessee shall be against Lessor's interest in the Premises, and no attachment, execution, writ or other process shall be sought or obtained, and no judicial proceeding shall be initiated by or on behalf of Lessee against Lessor personally or Lessor's assets except with respect to Lessor's interest in the Premises.

57. OPTION TO EXTEND: Lessee shall have the option to extend the Term of this Lease (the "Option") for one (1) period of five (5) years (each such period an "extension term") provided Lessee gives Lessor written notice of its election to exercise the Option at lease 180 days prior to the expiration of the Term of this Lease (or the then applicable extension term, to the extent the Term has been previously extended by the terms of this Article). The terms and conditions governing each such extension term will be the same as those for the Initial lease Term, except and to the extend modified by the terms of Paragraph E, below. Time is of the essence.

     A. The Option is personal to the Lessee originally named in this Lease and may not be exercised by or be assigned to, voluntarily or involuntarily, any other person or entity. The Option herein granted to Lessee may not be assigned with any permitted assignment or this Lease or sublease of the Premises (or any portion thereof).

     B. Lessee shall not have the right to exercise the Option, notwithstanding anything set forth above to the contrary:

          1. During any period of time commencing from the date Lessor gives to Lessee a written notice that Lessee is in default under any provision of this Lease, and continuing until the default alleged in said notice is cured;

          2. During the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid;

          3. At any time after the occurrence of any default described in Paragraph 13 of the Lease other than those described in the preceding paragraphs (without any necessity of Lessor to give notice of such default to Lessee); or

          4. In the event that Lessor has given to Lessee two or more notices of default or a late charge has become payable under the Lease during the twelve month period prior to the time that Lessee intends to exercise the Option.

     C. The period of time within which the Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise the Option because of the foregoing provisions of Paragraph B, even if the effect thereof is to eliminate Lessee's right to exercise the Option.

     D. All rights with respect to the Option shall terminate and be of no further force or effect even after Lessee's due and timely exercise of the Option, if, after such exercise, but prior to the commencement of the applicable extension term, (1) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of ten days after such obligation become due (without any necessity of Lessor to give notice thereof to Lessee); (2) Lessee fails to cure a non-monetary default within 30 days after the date the Lessor gives notice to Lessee of such default; or (3) Lessor gives to Lessee two or more notifies of default or a late charge becomes payable for any such default, whether or not such defaults are cured.

     E. The Basic Monthly Rent shall be increased on the first day of each extension term (the "Rental Adjustment Date") to the "fair rental value" prevailing for comparable space in the Irvine Business Complex, determined in the following manner:

          1. Not later than 120 days prior to the applicable Rental Adjustment Date, Lessor and Lessee shall meet in an effort to negotiate, in good faith, the fair rental value of the Premises as of such applicable Rental Adjustment Date. If Lessor and lessee have not agreed upon the fair rental value of the Premises at least 90 days prior to the applicable Rental Adjustment Date, the fair rental value shall be determined by appraisal as described below.

          2. If Lessor and Lessee are not able to agree upon the fair rental value of the Premises within the time period prescribed in Paragraph 1, then Lessor and Lessee shall attempt to agree in good faith upon a single appraiser not later than 75 days prior to the applicable Rental Adjustment Date. If Lessor and Lessee are unable to agree upon a single appraiser not later than 65 days prior to the applicable Rental Adjustment Date. Within five days thereafter, the two appointed appraisers shall appoint a third appraiser. If Lessor and Lessee agree upon an appraiser, or if either Lessor or Lessee fail to appoint its appraiser within the prescribed time period, the single appraiser appointed shall determine the fair rental value of the Premises. If both parties fail to appoint appraisers within the prescribed time periods, then the first appraiser thereafter selected by a party shall determine the fair rental value of the Premises. Each party shall bear the cost of its own appraiser and the parties shall share equally the cost of the single or third appraiser if applicable. Each such appraiser must have a least five years experience in the appraisal of commercial/industrial real property in the area in which the Project is located and shall be members of a professional organization such as MAI or equivalent.

          3. For the purposes of such appraisal, the term "fair rental value" shall mean the price that a ready and willing Lessee would pay, as of the applicable Rental Adjustment Date, as monthly rent to a ready and willing Lessor of property comparable to the Premises if such property were exposed for lease on the open market for a reasonable period of time and taking into account all of the purposes for which such property may be used. If a single appraiser is chosen, then such appraiser shall determine the fair rental value of the Premises. Otherwise, the fair rental value of the Premises shall be the arithmetic average of the two of the three appraisals which are closest in amount, and the third appraisal shall be disregarded. In no event, however, shall the Basic Monthly Rent be reduced by reason of such computation or the operation of this Article.

               Lessor and Lessee shall instruct the appraiser(s) to complete their determination of the fair rental value no later than 30 days prior to the applicable Rental Adjustment Date. If, notwithstanding such instruction, the fair rental value is not determined before the first day of an extension term, then Lessee shall continue to pay to Lessor the Basic Monthly Rent applicable to the Premises immediately prior to such extension term, until the fair rental value of the Premises is determined. When the fair rental value of the Premises is determined, Lessor shall deliver notice thereof to Lessee, and Lessee shall pay to Lessor, within ten days after receipt of such notice, the difference between the Basic Monthly Rent actually paid by Lessee to Lessor and the new Basic Monthly Rent determined hereunder.

               Notwithstanding the foregoing, in no event shall the monthly Base Rent payable during an Option Term be less than the monthly Base Rent payable during the last month of the Initial Term or the proceeding Option Term, as applicable.

58. PARKING: Lessor shall grant to Lessee its pro rata share of existing parking at the Project. Lessor will stripe twenty (20) of those parking spaces as reserved for Lessee and three (3) spaces as "visitor" parking as depicted on Exhibit A. Lessor shall not be responsible for enforcing Lessee's Reserved Parking Spaces or Visitor Parking Spaces.

59. RIGHT OF FIRST REFUSAL: Provided (i) there is no continuing and uncured default by Lessee under this Lease and (ii) Lessee has not assigned this Lease or sublet all or any portion of the Premises in a transfer which requires Lessor's consent, Lessor hereby grants to Lessee, during the Original Term only, a right of first refusal to lease the second floor of the building known as 17881 Cartwright Road, consisting of approximately 12,400 square feet. Such right of first refusal may be exercised only following the failure by General Power Systems, Inc. ("GPSI") to exercise its first right of refusal to lease the second floor of the 17881 building so long as such right is still in effect. In the event that Lessor receives an offer to lease all or a part of the 17881 Building, subject to the right of GPSI and only following GPSI's failure to exercise its option, if any, to lease the second floor if the offer to lease relates to the second floor, Lessor shall notify Lessee of the rental rate, the length of the lease term, and the other material terms of the offer. If Lessee has not elected in writing to accept all such terms within five (5) business days of receipt of such notice, Lessee shall be deemed to have waived all of its rights under this paragraph as to the portion of the 17881 Building covered by such offer. If Lessee elects in writing to accept such terms, Lessor shall prepare and deliver to Lessee, and Lessee shall execute and deliver to lessor within five (5) business days of delivery, a lease in substantially the form of this Lease, modified as necessary due to the prior occupancy of Lessee in the Premises. Failure by lessee to so execute such Lease shall be deemed as a noncurable default under this Lease and a waiver by Lessee of any further rights as to the 17881 building.

60.  AUDIT RIGHTS;

     a. AUDIT THRESHOLD. In the event Lessee's Share of Common Area Operating Expenses increases by more than five percent (5%) in any Lease Year, Lessee may audit Lessor's common area operating costs in order to verify the accuracy of Common Area Operating Expenses provided that:

          (i) Lessee specifically designates the fiscal year(s) that Lessee intends to audit, which shall be a year within three (3) years of the date of the audit but must be within the Term of this Lease; and
          (iii) Such audit will be conducted only during normal business hours at the office where Lessor maintains Common Area Operating Expense records and only after Lessee gives Lessor fourteen
                (14) days' notice.

     b. COPY OF AUDIT. Lessee shall deliver to Lessor a copy of the results of such audit within fifteen (15) days of its receipt by Lessee. No such audit shall be conducted if any other Lessee has conducted an audit for the time period Lessee intends to audit and Lessor furnishes to Lessee a copy of the results of such audit.

     c. TENANT NOT IN DEFAULT. No audit shall be conducted at any time that Lessee is in default of any of the terms of the Lease.

     d. LIMITS FOR SUBTENANTS AND ASSIGNEES. No subtenant shall have any right to conduct an audit and no assignee shall conduct an audit for any period during which such assignee was not in possession of the Premises.

     e. CONFIDENTIALITY. Lessee and its agents or representatives agree not to disclose any information obtained from any such audit to any other Lessee in the Project.

AGREED AND ACCEPTED:

LESSOR: BRS-CAMPO INVESTMENT COMPANY LP, a California limited partnership

            By: Blackpoint Investment Corp., Its General Partner

By:   /s/ Marc R. Brutten           Date:
    ----------------------------          -------------------------
     Marc R. Brutten, President

LESSEE: JAVELIN SYTEMS, INC., a Delaware corporation

By:                                Date: March 4, 1998
    ----------------------------          -------------------------

                                    Exhibit "A"

                                 TENANT WORK LETTER

Lessor and Lessee are executing simultaneously with this Tenant Improvement Agreement ("Agreement"), a written lease ("Lease") covering those certain premises more particularly described in Exhibit A to the Lease ("Premises"), in the Building more particularly described in the Lease. Lessor and Lessee agree that Lessor shall improve and prepare the Premises on Lessee's behalf and for Lessee's occupancy, on the terms and conditions set forth in this Agreement. To induce Lessor and Lessee to enter into the Lease (which is hereby incorporated by reference to the extent that the provisions of this Agreement may apply thereto) and in consideration of the mutual covenants hereinafter contained, Lessor and Lessee mutually agree as follows:

     1. DEFINITIONS AND REPRESENTATIVES: All terms used herein which are not defined shall have the meanings ascribed to them in the Lease. Lessor appoints Lessor's Representative to act for Lessor and Lessee appoints Lessee's Representative to act for Lessee in all matters covered by this Agreement. All inquiries, requests, instructions, authorizations and other communications with respect to matters covered by this Agreement will be made to Lessor's Representative or Lessee's Representative, as the case may be. Lessee will not make any inquiries of or requests to, and will not give any instructions or authorizations to, any other employee or agent of Lessor, including Lessor's architect, engineers and contractors or any of their agents or employees, with regard to matters covered by this Agreement. Either party may change its Representative under this Agreement at any time with three business
          (3) days' prior written notice to the other party.

          Lessee's Representative:               Horace Hertz
                                           -------------------------------
          Lessor's Representative:              Jim Ingebritsen
                                           -------------------------------
          Lessor's Space Planner
          ("Space Planner"):                      John Farndale
                                            -------------------------------
          Lessor's Contractor ("Contractor"):          DBAC
                                            -------------------------------

     2. PLANS AND SPECIFICATIONS/LESSEE IMPROVEMENTS: The Premises shall be improved by Lessor with certain Lessee improvements ("Lessee Improvements") in accordance with plans and specifications prepared by Lessor's Space Planner and Lessor's standard Lessee finishes, which have not been finalized as of the Date of Lease, but which shall be incorporated into this Lease when approved by Lessor and lessee ("Plans and Specifications"). Lessor and Lessee shall use best good faith efforts to agree upon Plans and Specifications. Lessor's approval of the Plans and Specifications for the Lessee Improvements shall create no responsibility or liability on the part of lessor for their completeness, design sufficiency, or compliance with all laws, rules, and regulations of governmental agencies or authorities. The cost of the Lessee Improvements shall be allocated between Lessor and lessee as provided in Section 8 of this Agreement.

     3. CHANGE ORDERS: Lessee may authorize changes in the work during construction, only by written instructions from Lessee's Representative to lessor's Representative on a form approved by Lessor. All such changes shall be subject to Lessor's prior written approval in accordance with Section 4 of this Agreement. Prior to commencing any change, Lessor shall prepare and deliver to lessee, for Lessee's approval, a change order (the "Change Order") setting forth the additional time required to perform the change and the total cost of such change, which will include associated architectural, engineering and constructions contractor's fees, delay costs, additional coordination costs, and the costs of Lessor's overhead at the rate of fifteen percent (15%) of the amount of the Change Order. If Lessee fails to approve such Change Order within two (2) business days after delivery by Lessor, Lessee shall be deemed to have withdrawn the proposed Change Order and Lessor shall not proceed to perform the change and Lessee shall pay for such Change Order at the time Contractor starts work on such Change Order.

     4. LESSOR'S APPROVAL: Lessor may withhold its approval of any revisions to the Plans and Specifications requested by Lessee, or any Lessee Change orders which require work which: (i) exceeds or affects the structural integrity of the Building, or any part of the Utility Installations or HVAC System; (ii) is not approved by the holder of any Mortgage encumbering the Building at the time the work is proposed; (iii) violates any agreement which affects the Building or which binds the Lessor; (iv) Lessor reasonably believes will increase the cost of operation or maintenance of any of the systems of the Building; (v) Lessor reasonably believes will reduce the market value of the Building at the end of the Term; (vi) does not conform to applicable building codes or is not approved by any governmental authority with jurisdiction over the Premises and/or Building; (vii) does not conform to Lessor's "Building Standard" Lessee improvement specifications unless otherwise approved by Lessor; or (viii) Lessor reasonably believes will result in a delay in the completion of the Lessee Improvements, or result in an increase in the cost of the Lessee Improvements (unless Lessee pays such excess in advance).

     5. LESSOR'S FEE: Lessor shall be paid a fee in connection with Lessor's obligations set forth in Section 2 with respect to reviewing and approving the design and construction of the Lessee Improvements for the Premises in the amount of five percent (5%) of the total cost to design, permit and construct the Lessee Improvements which amount shall be deducted from the Tenant Improvement Allowance.

     6. SUBSTANTIAL COMPLETION AND COMMENCEMENT DATE: The Commencement Date under the Lease shall not occur until the earlier to occur of (i) Substantial Completion of the Lessee Improvements and tender of possession of the Premises to lessee; or (ii) the date Lessee opens for business in the Premises; or (iii) the date that Substantial Completion of the Lessee Improvements would have occurred but for Lessee Delays. If Substantial Completion of the Lessee Improvements shall be delayed as a result of a Lessee Delay, the Commencement Date shall be accelerated by the number of days of such Lessee Delay. Each of the following events shall be deemed a "Lessee Delay"; (a) delays resulting from any direction by Lessee that Lessor suspend work or otherwise hold up construction of any portion of the Lessee Improvements because portions of Lessee Improvements cannot be performed until work to be performed by or on behalf of Lessee is performed; (c) delays due to the failure of Lessee to pay when due any amount payable pursuant to this Agreement; (d) delays which result directly or indirectly from Lessee's changes in the Plans and Specifications; or (e) any other action or inaction of Lessee that directly or indirectly delays Lessor in completing the Lessee Improvements. Lessee shall pay any actual and documented costs or expenses incurred by Lessor as a result of any lessee Delays, including without limitation, any increases in costs or expenses for labor or materials.

          As used in this Lease and this Agreement, the term "Substantial Completion of the Lessee Improvements" shall mean that (i) all of the Base Building Systems are operational to the extent necessary to service the Premises, (ii) Lessor has procured an Authorized to Occupy/Certificate of Occupancy (or an equivalent from the City for such work), either temporary or final, and (iii) Lessor has completed the Lessee Improvements substantially in accordance with this Agreement except for finishing details of construction, decoration, mechanical, and other adjustments and other items of the type commonly found on an architectural "punch list", none of which materially interfere with Lessee's use or occupancy of the Premises for normal business operations.

     7. LESSEE'S PUNCH LIST: Prior to Lessor's delivery of the Premises to Lessee, Lessor shall give Lessee three (3) business days prior notification of a meeting for Lessee to inspect the Lessee improvements. Lessee's Representative shall completely examine the Premises and prepare with Lessor's Representative and Contractor a list of all visible items to be completed by Contractor to finish the Lessee Improvements. The list shall be signed by both Lessor and Lessee and all items shall be completed as soon as reasonably possible. Any items damaged during Lessee's move in or occupancy shall be repaired or replaced by Contractor at Lessee's sole cost and expense and not as part of the Tenant Improvement Allowance.

     8. TENANT IMPROVEMENT ALLOWANCE: Lessor agrees to provide Lessee an allowance in an amount not to exceed one hundred seventy five thousand dollars ($175,000) which shall be completed at Lessor's cost ("Tenant Improvement Allowance"). The Tenant Improvement Allowance shall include without limitation any and all costs of construction, city permits, space planning, engineering and the cost of Lessor's overhead. Prior to the commencement of construction of the Lessee Improvements, Lessee shall supply Lessor with cash in an amount (the "Over-Allowance Amount") by which the costs to construct the Lessee Improvements exceeds the Tenant Improvements Allowance. Lessee shall be solely responsible for the Over-Allowance Amount. The Tenant Improvement Allowance and Over-Allowance Amount shall be used solely toward the cost of constructing the Lessee Improvements and for no other purpose. The Tenant Improvement Allowance and/or Over-Allowance Amount will not be utilized for any modular workstations or lessee-specific furniture. The allowance is designed to be utilized to construct improvements which will remain with the property. Lessee may use up to $1.00 per useable square foot of the Tenant Improvement Allowance for cable and network systems.

[LOGO]                           EXHIBIT "C"

          ENVIRONMENTAL QUESTIONNAIRE AND DISCLOSURE STATEMENT

The purpose of this form is to obtain information regarding the use of hazardous substances on the premises. Prospective tenants should answer the questions in light of their proposed operations on the premises. Existing tenants should answer the questions as they relate to ongoing operations on the premises and should update any information previously submitted. If additional space is needed to answer the questions, you may attach separate sheets of paper to this form.

Your cooperation in this matter is appreciated. Any questions should be directed to, and when completed, the form should be mailed to:


          -----------------------------------------
          -----------------------------------------

1.   GENERAL INFORMATION

Company Name: Javelin Systems, Inc
              -----------------------------------------------

[LOGO]

4.   SPILLS

4.1  During the past year, have any spills occurred on the premises?

     Yes        No    X
        -------    -------
     If so, please describe the spill and attach the results of any testing conducted to determine the extent of such spills.

4.2  Were any agencies notified in connection with such spills?

     Yes        No   N/A
        -------    -------
     If so, attach copies of any spill reports or other correspondence with regulatory agencies.

4.3  Were any clean up actions undertaken in connection with the spill?

     Yes        No   N/A
        -------    -------

     If so, briefly describe the actions taken. Attach copies of any clearance letters obtained from any regulatory agencies involved and the results of any final soil or ground water sampling done upon completion of the clean up work.

     -------------------------------------------------------------------------
     -------------------------------------------------------------------------
     -------------------------------------------------------------------------

5.   WASTE MANAGEMENT

5.1  Has your company been issued an EPA Hazardous Waste Generator I.D. number?

     Yes         No   X
        -------    -------

5.2  Has your company filed a biennial report as hazardous waste generator?

     Yes         No   X
        -------    -------

     If so, attach a copy of the most recent report files.

5.3 Attach a list of the hazardous waste, if any, generated or to be generated at the premises, its hazardous class and the quantity generated on a monthly basis.

[LOGO]


5.4 Describe the method(s) of disposal for each waste. Indicate where and how often disposal will take place.

        N/A
     -------------------------------------------------------------------------
     -------------------------------------------------------------------------
     -------------------------------------------------------------------------

5.5 Indicate the name of the person(s) responsible for maintaining copies of hazardous manifests completed for off-site shipments of hazardous waste.

                     N/A
     -------------------------------------------------------------------------

5.6 Is any treatment or processing of hazardous wastes currently conducted or proposed to be conducted at the premises?

     Yes          No    N/A
        --------     ---------

     -------------------------------------------------------------------------
     -------------------------------------------------------------------------
     -------------------------------------------------------------------------
     -------------------------------------------------------------------------

5.7 Attach copies of any hazardous waste permits or licenses issued to your company with respect to its operations on the premises.
               N/A

6.   WASTE WATER TREATMENT/DISCHARGE

6.1  Do you discharge waste water to:

          Storm drain?          Sewer?
    -----                 ------
          Surface water?    X   No industrial discharge
    -----                 ------

6.2  Is your waste water treated before discharge?

     Yes           No    N/A
        --------      ---------
     If yes, describe the type of treatment conducted.

     -------------------------------------------------------------------------

6.3  Attach copies of any waste water discharge permits issued to your company
     with respect to its N/A operations on the premises.                N/A

[LOGO]

7.   AIR DISCHARGES

7.1 Do you have any air filtration systems or stacks that discharge into the air?

     Yes           No     X
        --------      ---------

7.2. Do you operate any of the following types of equipment, or any other equipment requiring an air emissions permit?

                 Spray booth
     ---------
                 Dip tank
     ---------
                 Drying oven
     ---------
                 Incinerator
     ---------
                 Other
     ---------         ---------------
         X       No equipment requiring air permits
     ---------

7.3  Are air emissions from your operation monitored?

     Yes           No     X
        --------      ---------

     If so, indicate the frequency of monitoring and a description of the monitoring results.

     -------------------------------------------------------------------
7.4  Attach copies of any air emissions permits pertaining to your operations on
     the premises.       N/A

8.   HAZARDOUS MATERIALS DISCLOSURES

8.1 Does your company handle hazardous materials in a quantity equal to or exceeding an aggregate of 500 pounds, 5 gallons, or 200 cubic feet ?

     Yes           No    X
        --------      ---------

8.2 Has your company prepared a hazardous materials management plan ("business plan") pursuant to Orange County Fire Department requirement?

     Yes           No    X
        --------      ---------

8.3 Are any of the chemicals used in your operation regulated under Proposition 65?

     Yes           No    X
        --------      ---------

8.4 Describe the procedure followed to comply with OSHA Hazard Communication Standard requirements.

[LOGO]

9.   ENFORCEMENT ACTIONS, COMPLAINTS

9.1 Has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees?

     Yes           No    X
        --------      ---------

     If so, describe the actions and any continuing compliance obligations imposed as a result of these actions.

9.2 Has your company ever received requests for information, notice or demand letters, or any other inquiries regarding its operation ?

     Yes           No    X
        --------      ---------

9.3 Have there ever been, or are there now pending, any lawsuits against the company regarding any environmental or health and safety concerns ?

     Yes           No    X
        --------      ---------

9.4 Has an environmental audit ever been conducted at your company's current facility?


     Yes           No    X
        --------      ---------

9.5 Have there been any problems or complaints from neighbors at the company's current facility?

     Yes           No    X
        --------      ---------

    JAVELIN SYSTEMS, INC
    ---------------------------------
     Company

     By:
        -----------------------------
     Title: Chief Financial Officer
        -----------------------------
     Date:  March 3, 1998
        ------------------------------